COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2020
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 11:-   COMMITMENTS AND CONTINGENT LIABILITIES

a.	Inventory purchase commitments:

The Group is obligated under certain agreements with its suppliers to purchase specified items of excess inventory which are expected to be utilized in 2021. As of December 31, 2020, non-cancelable purchase obligations were approximately $14,000.

NOTE 11:-   COMMITMENTS AND CONTINGENT LIABILITIES (Cont.)

b.	Royalty commitment to the IIA:

Under the research and development agreements of the Company and its Israeli subsidiaries with the IIA and pursuant to applicable laws, the Company and its Israeli subsidiaries were required to pay royalties at the rate of 1.3%-5% on sales to end customers of products developed with funds provided by the IIA, up to an amount equal to 100% of the IIA research and development grants received, linked to the dollar plus interest on the unpaid amount received based on the 12-month LIBOR rate (from the year the grant was approved) applicable to dollar deposits. The Company and its Israeli subsidiaries were obligated to repay the IIA for the grants received only to the extent that there are sales of the funded products.

In November 2019, the Company and its former Israeli subsidiary, AudioCodes Development Ltd., entered into a royalty buyout agreement (the “Royalty Buyout Agreement”) with the IIA relating to certain grants they had received from the IIA. The contingent net royalty liability to the IIA at the time of the Royalty Buyout Agreement with respect to these grants was $49,008 (the “Debt”), including interest to the date of the Royalty Buyout Agreement. As part of the Royalty Buyout Agreement, the Company agreed to pay $32,178 to the IIA (to settle the Debt in full) in three annual installments starting in 2019. The annual installments are denominated in NIS and bear interest. Pursuant to the Royalty Buyout Agreement, the Company eliminated all royalty obligations related to its future revenues with respect to these grants.

In December 2020 and November 2019, the Company paid the two first installments of approximately $11,580 and $10,700 million, respectively, due under the Royalty Buyout Agreement.

As of December 31, 2020, and 2019, the Company’s other Israeli subsidiaries have a contingent obligation to pay royalties in the amount of approximately $18,136 and $16,468, respectively.

c.	Royalty commitments to third parties:

The Group has entered into technology licensing fee agreements with third parties. Under the agreements, the Group agreed to pay the third parties royalties, based on sales of relevant products.

d.	legal proceedings:

In January 2021, a complaint for patent infringement was filed against the Company's U.S. subsidiary. The proceedings were served and no monetary demands were made at this stage. The Company is still assessing the merits of this case and at this stage does not believe that reserve is required.